Exhibit 32.2

                       CERTIFICATION OF CHIEF FINANCIAL OFFICER
                         PURSUANT TO 18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO SECTION 906
                         OF THE SARBANES-OXLEY ACT OF 2002

I, David Matzele, principal accounting officer of Nugget Resources Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Nugget Resources Inc., for the fiscal year ended September 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Nugget Resources Inc.


/s/ David Matzele
------------------------------------
David Matzele
Principal Accounting Officer
January 3, 2007